SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                   0-24249                     22-2919486
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

        10 Mountainview Road,
        Upper Saddle River, NJ                                      07458
(Address of principal executive office)                           (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:


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          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

      On February 18, 2004, the Company issued a press release. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of PDI, Inc. dated February 18, 2004

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.


                                        By:  /s/Charles T. Saldarini
                                           -------------------------------------
                                           Charles T. Saldarini, Vice Chairman
                                            and Chief Executive Officer

Date: February 18, 2004